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           As filed with the Securities and Exchange Commission on June 13, 1997
                                         Registration No. 333-08637
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          -------------------------

                      POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          --------------------------

                               HEARTSTREAM, INC.
            (Exact name of Registrant as specified in its charter)
                          --------------------------

        Delaware                                            91-1577477
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                        Identification Number)


                         2401 Fourth Avenue, Suite 300
                           Seattle, Washington 98121
                                (206) 443-7630
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                          --------------------------

                    1993 EMPLOYEE AND CONSULTANT STOCK PLAN
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           1995 DIRECTOR OPTION PLAN
                           (Full title of the plan)
                          --------------------------

                                 Alan J. Levy
                               Heartstream, Inc.
                         2401 Fourth Avenue, Suite 300
                           Seattle, Washington 98121
                                (206) 443-7630
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                          --------------------------

                                  COPIES TO:
                            Timothy Stevens, Esq.
                       Wilson Sonsini Goodrich & Rosati
                          Professional Corporation
                             650 Page Mill Road
                             Palo Alto, CA 94304
                               (415) 493-9300
                          ---------------------------


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    On July 23, 1996, the Registrant filed a Registration Statement on Form S-8
(Registration Statement No. 333-08637) registering 150,000 shares of the Registrant's Common Stock to be issued to participants under the 1995 Director Option Plan (the "Plan"). The Plan was terminated after an aggregate of 78,000 shares were issued to participants thereunder. Accordingly, the offering under the Plan has been terminated, and the Registrant hereby withdraws from registration 72,000 shares of Common Stock.



















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                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on June 12, 1997.

                                  HEARTSTREAM, INC.


                                  By: /s/ALAN J. LEVY
                                    ----------------------------------
                                            Alan J. Levy
                                       President and Chief Executive Officer


















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